SECURITIES AND EXCHANGE COMMISSION
                                      Washington, D.C.  20549
                                         ______________



                                             FORM 8-K

                                          CURRENT REPORT
                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) January 26, 1998


                                               ______

   Nevada             Food Concepts, Inc.                     13-3124057
_____________      _______________________________________    __________
(State or other    (Exact Name of registrant asspecified      (I.R.S.
incorporation or    in its charter)                            Employer
organization)                                                  Identification
                                                               Number)


                        6601 Lyons Road, Suite C-12,
                            Coconut Creek, Florida               33073
               (Address of Principal Executive Offices)        (Zip Code)

     Registrant's telephone number, including area code: (954) 420-0882

                                _____________


Former Name, Former Address and Former Fiscal Year, if Changed Since Last
Report

Item 5.  Press Release

       On January 26, 1996, the Registrant issued the following press release:


Date:       January 26, 1998
Contact:    Food Concepts, Inc
            954.420.0882, Fax: 954.420.0811




Food Concepts Announces New Majority Shareholder

Jersey City, New Jersey-- Food Concepts, Inc., (OTC BB: JAVA), announces that Bishop Management, Inc. has acquired a majority interest in Food Concepts and is currently looking for acquisitions in an effort to bolster shareholder equity through a diversification of holdings and business operations for Food Concepts.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 FOOD CONCEPTS, INC.

                                                 Registrant
                                                 By: /s/ Herb Glaubman
                                                     Herbert Glaubman, President
Dated:    January 26, 1998

                                  INDEX TO EXHIBITS


(1)    Underwriting agreement

         Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

         Not Applicable.

(4) Instruments defining the rights of security holders, including indentures

         Not Applicable.

(16)   Letter referencing change in certifying accountant

          Not Applicable.

(17)    Letter referencing director resignation

          Not Applicable.

(20)    Other documents or statements to security holders

           Not Applicable.

(23)     Consents of experts and counsel

            Not Applicable.

(24)      Power of attorney

             Not Applicable.

(27)      Financial Data Schedule

             Not Applicable.

(99)       Additional Exhibits

             None.